UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2008

PHARMA BIO- SERV, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50956	20-0653570
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Pharma-Bio Serv Building Industrial Zone Lot 14, Barrio Higuillar, Dorado, Puerto Rico	00646
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (787) 278-2709

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective as of June 9, 2008, Pharma-Bio Serv, Inc. (the "Company") extended the employment agreement dated January 2, 2008 between the Company and Elizabeth Plaza, its Chief Executive Officer, for an additional year to expire on January 1, 2010. All other terms and conditions of Ms. Plaza's employment agreement remain the same.

Effective as of June 16, 2008, the Company eliminated the Chief Operating Officer position, as part of a board meeting decision to refocus its operations initiatives and reduce operating costs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.

Date: June 20, 2008	By: /s/ Elizabeth Plaza
Elizabeth Plaza, Chief Executive Officer